UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On March 10, 2023, Liquidia PAH, LLC, a Delaware limited liability company (formerly known as RareGen, LLC) (“Liquidia PAH”) and wholly-owned subsidiary of Liquidia Corporation, a Delaware corporation (the “Company”), entered into a Fourth Amendment to Promotion Agreement (the “Fourth Amendment”) with Sandoz Inc. (“Sandoz”). The Fourth Amendment amended that certain Promotion Agreement (the “Promotion Agreement”), dated as of August 1, 2018, by and between Liquidia PAH and Sandoz, as amended by that certain First Amendment to Promotion Agreement, dated as of May 8, 2020, that certain Second Amendment to Promotion Agreement, dated as of September 4, 2020 and further amended by that certain Third Amendment to Promotion Agreement, dated as of November 18, 2022.

The Fourth Amendment provides for, among other things, (i) an agreement between Sandoz and Liquidia PAH to enter into an agreement with a third party for the repair and servicing of CADD-MS 3 pumps (the “New Agreement”), (ii) an agreement to split all payments due under the New Agreement evenly between Liquidia PAH and Sandoz, and (iii) to clarify certain terms and conditions related to the profit sharing between Sandoz and Liquidia PAH under the Promotion Agreement.

The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Pump Development Agreement to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2023, Liquidia Corporation, a Delaware corporation, issued a press release announcing its financial results for the full year ended December 31, 2022, and also provided a corporate update. A copy of the press release is furnished herewith as Exhibit 99.1.*

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Corporation, dated March 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information in Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2023	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer